UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21489

AVIEMORE FUNDS
(Exact name of registrant as specified in charter)

     20 Phelps Rd., Old Chatham, NY 12136
     (Address of principal executive offices) (Zip code)

Paul Michael Frank
20 Phelps Rd., Old Chatham, NY 12136
(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 392-5880

Date of fiscal year end: April 30

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ETF Market Opportunity Fund

SEMI-ANNUAL REPORT October 31, 2011

ETF Market Opportunity Fund (Unaudited)

                                               ETF Market Opportunity Fund
                                                   (as a percentage of Net Assets)

PERFORMANCE INFORMATION

October 31, 2011 NAV $12.21

Average annual total returns for the periods ended October 31, 2011.

				Since
	1 Year*	3 Year*	5 Year*	Inception*
ETF Market Opportunity Fund	11.44%	18.40%	3.98%	5.32%
Standard & Poor’s 500 Index**	8.07%	11.41%	0.25%	3.75%

Annual Fund Operating Expense Ratio (from 8/31/11 Prospectus): 2.06%

The Annual Fund Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

* 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the ETF Market Opportunity Fund was May 3, 2004.

**The S&P 500 Index is a broad market-weighted average index dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-9136.

2011 Semi-Annual Report 1

Proxy Voting (Unaudited)

     Aviemore Asset Management, LLC, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.aviemorefund.com and is also available without charge, upon request, by calling our toll free number (1-800-239-9136). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s web-site at http://www.sec.gov.

     Information regarding how the Fund voted proxies, contained on Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-239-9136). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Expense Example (Unaudited)

     Shareholders of this Fund incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on May 1, 2011 and held through October 31, 2011.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	May 1, 2011 to
	May 1, 2011	October 31, 2011	October 31, 2011

Actual	$1,000.00	$929.93	$8.51

Hypothetical	$1,000.00	$1,016.38	$8.89
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2011 Semi-Annual Report 2

ETF Market Opportunity Fund

		Schedule of Investments
		October 31, 2011 (Unaudited)
Shares		Fair Value	% of Net Assets
EXCHANGE TRADED FUNDS
Exchange Traded Funds
105,000	PowerShares QQQ Trust, Series 1	$ 6,084,750
110,000	SPDR® S&P 500® ETF Trust	13,805,000
190,000	The Technology Select Sector SPDR® Fund	4,941,900
118,000	Vanguard Growth Index Fund ETF	7,366,740
90,000	Vanguard Information Technology Index Fund ETF	5,735,700
80,000	Vanguard Small-Cap Index Fund ETF	5,660,000
Total for Exchange Traded Funds		43,594,090	96.27%
	(Cost $35,575,550)
	Total Investments	43,594,090	96.27%
	(Cost $35,575,550)

	Other Assets in Excess of Liabilities	1,691,240	3.73%

	Net Assets	$ 45,285,330	100.00%

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 3

ETF Market Opportunity Fund

Statement of Assets and Liabilities (Unaudited)
October 31, 2011

Assets:
Investment Securities at Fair Value	$ 43,594,090
(Cost - $35,575,550)
Receivables:
For Securities Sold	4,020,103
Fund Shares Sold	101,967
Total Assets	47,716,160
Liabilities:
Management Fees Payable	65,318
Securities Purchased	2,187,672
Due to Custodian	144,846
Fund Shares Redeemed	32,994
Total Liabilities	2,430,830

Net Assets	$ 45,285,330
Net Assets Consist of:
Paid In Capital	$ 28,127,552
Accumulated Net Investment Loss	(269,452)
Accumulated Undistributed Realized Gain on Investments - Net	9,408,690
Unrealized Appreciation in Value
of Investments Based on Identified Cost	8,018,540
Net Assets, for 3,709,172 Shares Outstanding	$ 45,285,330
(Unlimited number of shares authorized without par value)
Net Asset Value, Offering and Redemption Price
Per Share ($45,285,330/3,709,172 shares)	$ 12.21

Statement of Operations (Unaudited)
For the six month period ended October 31, 2011

Investment Income:
Dividends and Interest	$ 187,715
Total Investment Income	187,715
Expenses:
Management Fees (Note 4)	457,167
Total Expenses	457,167

Net Investment Income (Loss)	(269,452)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	4,298,329
Net Change In Unrealized Appreciation on Investments	(9,711,175)
Net Realized and Unrealized Gain (Loss) on Investments	(5,412,846)

Net Increase/(Decrease) in Net Assets from Operations	$ (5,682,298)

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 4

ETF Market Opportunity Fund

Statements of Changes in Net Assets	(Unaudited)
	5/1/2011	5/1/2010
	to	to
	10/31/2011	4/30/2011
From Operations:
Net Investment Income (Loss)	$ (269,452)	$ (531,723)
Net Realized Gain (Loss) on Investments	4,298,329	5,936,457
Net Change In Unrealized Appreciation (Depreciation)	(9,711,175)	6,862,344
Increase (Decrease) in Net Assets from Operations	(5,682,298)	12,267,078
From Distributions to Shareholders:
Net Investment Income	0	0
Net Realized Gain from Security Transactions	0	(6,113,613)
Change in Net Assets from Distributions	0	(6,113,613)
From Capital Share Transactions:
Proceeds From Sale of Shares	4,839,588	31,886,874
Shares Issued on Reinvestment of Dividends	0	6,108,806
Cost of Shares Redeemed	(35,119,915)	(23,437,938)
Net Increase/(Decrease) from Shareholder Activity	(30,280,327)	14,557,742
Net Increase/(Decrease) in Net Assets	(35,962,625)	20,711,207
Net Assets at Beginning of Period	81,247,955	60,536,748
Net Assets at End of Period (Including Accumulated Undistributed	$ 45,285,330	$ 81,247,955
Net Investment Income/(Loss) of ($269,452) and $0, respectively)

Share Transactions:
Issued	405,585	2,583,605
Reinvested	0	511,197
Redeemed	(2,882,490)	(2,042,737)
Net Increase in Shares	(2,476,905)	1,052,065
Shares Outstanding, Beginning of Period	6,186,077	5,134,012
Shares Outstanding, End of Period	3,709,172	6,186,077

Financial Highlights	(Unaudited)
Selected data for a share outstanding	5/1/2011		5/1/2010	5/1/2009	5/1/2008	5/1/2007	5/1/2006
throughout the period:	to		to	to	to	to	to
	10/31/2011		4/30/2011	4/30/2010	4/30/2009	4/30/2008	4/30/2007
Net Asset Value -
Beginning of Period	$13.13		$11.79	$8.83	$11.65	$11.49	$11.56
Net Investment Income/(Loss) (a) (b)	(0.06)		(0.10)	(0.07)	0.03	0.04	0.13
Net Gains or Losses on Investments (d)
(realized and unrealized)	(0.86)		2.50	3.04	(2.59)	0.21	0.46
Total from Investment Operations	(0.92)		2.40	2.97	(2.56)	0.25	0.59
Distributions (From Net Investment Income)	0.00		0.00	(0.01)	(0.08)	(0.03)	(0.07)
Distributions (From Capital Gains)	0.00		(1.06)	0.00	(0.18)	(0.06)	(0.59)
Total Distributions	0.00		(1.06)	(0.01)	(0.26)	(0.09)	(0.66)
Net Asset Value -
End of Period	$12.21		$13.13	$11.79	$8.83	$11.65	$11.49
Total Return	(7.01)%	*	21.26%	33.63%	(21.72)%	2.20%	5.21%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$45,285		$81,248	$60,537	$45,233	$13,994	$8,696
Ratio of Expenses to Average Net Assets (c)	1.75%	**	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of Net Investment Income (Loss)	-1.04%	**	-0.86%	-0.67%	0.34%	0.36%	1.18%
to Average Net Assets (b) (c)
Portfolio Turnover Rate	159.31%	*	200.66%	195.51%	517.18%	573.04%	404.77%

* Not Annualized. ** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule of Investments.
(d) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 5

NOTES TO THE FINANCIAL STATEMENTS
ETF MARKET OPPORTUNITY FUND
October 31, 2011
(UNAUDITED)

1.) ORGANIZATION
ETF Market Opportunity Fund (the "Fund"), is a non-diversified series of the Aviemore Funds (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized in Ohio as a business trust on January 2, 2004, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on May 3, 2004. The Fund’s investment adviser is Aviemore Asset Management, LLC (the “Adviser”). The Fund's investment objective is capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
All investments in securities are recorded at their estimated fair value, as described in note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Fund intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken on the Fund’s 2011 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the six month period ended October 31, 2011, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Long-term capital gain distributions from underlying investments are recorded on the ex-date and are recorded as capital gain distributions from investment companies. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Through its investments in exchange traded funds (“ETFs”), the Fund may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Annually, income or loss from the MLPs is reclassified upon receipt of the MLPs’ K-1s. For financial reporting purposes, management does not estimate the tax character of MLP distributions for which actual information has not been reported.

2011 Semi-Annual Report 6

Notes to the Financial Statements (Unaudited) - continued

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including exchange traded funds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3, when appropriate, of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the

2011 Semi-Annual Report 7

Notes to the Financial Statements (Unaudited) - continued

Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$43,594,090	$0	$0	$43,594,090
Total	$43,594,090	$0	$0	$43,594,090

The Fund did not hold any Level 3 assets during the six month period ended October 31, 2011. There were no transfers into or out of level 1 and level 2 during the six month period ended October 31, 2011. It is the Fund’s policy to consider transfers into or out of level 1 and level 2 as of the end of the reporting period. The Fund did not invest in derivative instruments during the six month period ended October 31, 2011.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into a management agreement (the "Agreement") with the Adviser. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing assets of the Fund. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses. For its services, the Adviser receives an annual investment management fee of 1.75% of the average daily net assets of the Fund up to and including $100 million and 1.50% of the average daily net assets in excess of $100 million. For the six month period ended October 31, 2011, the Adviser earned management fees totaling $457,167 of which $65,318 was due to the Adviser at October 31, 2011.

5.) INVESTMENT TRANSACTIONS
For the six month period ended October 31, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $81,009,307 and $113,066,627, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at October 31, 2011 was $35,575,550. At October 31, 2011, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$8,083,712	($65,172)	$8,018,540

6.) RELATED PARTY TRANSACTIONS
Paul Michael Frank is the control person of the Adviser and also serves as a trustee and officer of the Fund. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

The Trustees who are not interested persons of the Fund received $1,000 each in Trustee fees, in aggregate, from the Adviser through the six month period ended October 31, 2011.

7.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in Capital at October 31, 2011 was $28,127,552, representing 3,709,172 shares outstanding.

8.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the six month period ended October 31, 2011 and fiscal year ended April 30, 2011 were as follows:

Distributions paid from:

	Six Months ended	Year ended
	October 31, 2011	April 30, 2011
Ordinary Income	$ 0	$ 0
Short-term Capital Gain	0	5,453,925
Long-term Capital Gain	0	659,688
	$ 0	$6,113,613

2011 Semi-Annual Report 8

Notes to the Financial Statements (Unaudited) - continued

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2011, National Financial Services, LLC located at 200 Liberty Street, New York, New York 10281, for the benefit of their customers held, in aggregate, 75.23% of the Fund shares and thus may be deemed to control the Fund.

2011 Semi-Annual Report 9

Board of Trustees
Paul Michael Frank
Sophie DeVennish Sisler
Sharyn Finkelstein

Investment Adviser
Aviemore Asset Management, LLC

Counsel
Thompson Hine LLP

Custodian
U.S. Bank, NA

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the ETF
Market Opportunity Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aviemore Funds

By: /s/Paul Michael Frank Paul Michael Frank President

Date: 1/4/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Paul Michael Frank Paul Michael Frank President

Date: 1/4/12

By: /s/Paul Michael Frank Paul Michael Frank Chief Financial Officer

Date: 1/4/12